---------------------------------------------------------
LIBERTY NEWPORT GLOBAL UTILITIES FUND       ANNUAL REPORT
---------------------------------------------------------

OCTOBER 31, 2000

[graphic omitted]

PRESIDENT'S MESSAGE

TO OUR SHAREHOLDERS:

It's been a busy year for the Liberty Newport Global Utilities Fund. We changed the name of the Fund to better reflect its connection to the Liberty funds, a diverse family of funds representing a wide selection of investment styles and specialized money management. This name change in no way alters the investment objectives and strategies employed by the Fund's managers. As with the entire family of Liberty funds, it is our goal to help you reach for financial freedom -- however you define it.

Utility stocks faced numerous challenges during the 12-month period ended October 31, 2000. These securities were out of favor during the first half of the fiscal year, as rising interest rates restrained utilities' performance. At the same time, expansion in the technology sector sent a number of markets to all-time highs. However, investor sentiment shifted abruptly in the second half of the year as profit warnings and uncertainty surrounding the November election caused many stock sectors to decline. Although damaging for telecommunications stocks, rising oil prices proved beneficial for more defensive energy issues.

Amid this volatility, Liberty Newport Global Utilities Fund focused on high-quality growth companies, particularly those embracing technology, to gain a competitive edge. Over time, as globalization of economies and markets continue, and as demand for telecommunications services and electrical power increase, we expect substantial opportunities for global utility investing.

The following report details the strategies employed by your Fund's portfolio managers during the period. For more information, contact your financial advisor or visit us online at www.libertyfunds.com. Thank you for investing in the Liberty Newport Global Utilities Fund and for giving us the opportunity to serve your investment needs.

     Sincerely,

 /s/ Stephen E. Gibson
     Stephen E. Gibson

     President
     December 13, 2000

---------------------------
Not FDIC  May Lose Value
          -----------------
 Insured  No Bank Guarantee
---------------------------

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue or come to pass.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

o   A CHANGING ECONOMIC ENVIRONMENT
    Although rising interest rates acted as a drag on the performance of utilities in the beginning of the fiscal year, telecommunications stocks eventually declined, interest rates stabilized and oil prices rose, which benefited more defensive energy issues.

o   WE INVEST IN COMPANIES AND INDUSTRIES, NOT COUNTRIES

    When telecommunications stocks declined early in the period, your managers invested in several independent power companies, which generated significant revenue from overseas operations rather than relying solely on domestic economic prosperity.

o   MIDEAST TENSIONS COULD OFFSET STABLE OIL PRICES

    Although high oil prices have rekindled the energy sector, they have also fueled inflation concerns. Slower economic growth may help to stabilize oil prices, but Mideast tensions could derail this development.


  LIBERTY NEWPORT GLOBAL UTILITIES FUND VS. MSCI WORLD AND S&P UTILITY INDEXES
                               11/1/99 - 10/31/00

Liberty Newport Global Utilities Fund,Class A shares,
without a sales charge                                                7.89%
-------------------------------------------------------------------------------
MSCI World Index                                                      1.09%
-------------------------------------------------------------------------------
S&P Utility Index                                                    37.20%
-------------------------------------------------------------------------------

Past performance does not guarantee future results. Returns and value of an investment may vary resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's (S&P) Utility Index is an unmanaged index of 49 gas, electric and telephone stocks that are included in the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

                  NET ASSET VALUE PER SHARE AS OF 10/31/00

                  Class A                       $16.51
                  ------------------------------------
                  Class B                       $16.39
                  ------------------------------------
                  Class C                       $16.40
                  ------------------------------------

                  DISTRIBUTIONS DECLARED PER SHARE
                  11/1/99 - 10/31/00

                  Class A                       $1.720
                  ------------------------------------
                  Class B                       $1.685
                  ------------------------------------
                  Class C                       $1.685
                  ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

            SECTOR BREAKDOWN AS OF 10/31/00 VS. 10/31/99

                                     10/31/00            10/31/99

            Telecommunication          46%                 50%
            Electric                   27%                 22%
            Gas                        13%                 12%
            Other                      14%                 16%

Sector breakdowns are calculated as a percentage of total equity investments. Because the Fund is actively managed, there is no guarantee the Fund will maintain these sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

                  TOP 5 COUNTRIES AS OF 10/31/00

                  United States                  68.9%
                  ------------------------------------
                  United Kingdom                 11.3%
                  ------------------------------------
                  Mexico                          6.4%
                  ------------------------------------
                  Brazil                          4.0%
                  ------------------------------------
                  Finland                         4.0%
                  ------------------------------------

Country breakdowns are calculated as a percentage of total investments. Because the fund is actively managed, there can be no guarantee that it will continue to invest in these countries in the future.

MARKET VOLATILITY HURT FUND PERFORMANCE

The Fund's Class A shares delivered a total return of 7.89%, without a sales charge, compared to 37.20% for the S&P Utility Index during the year. While we still believe telecommunications stocks offer growth potential over the long term, the sector's downturn, combined with our overweighting, held back overall performance during the period. This and other factors which held back fund performance are discussed in more detail below. The Fund was able, however, to capitalize on periods of strength among some sub-segments of global utilities, including energy stocks.

TELECOMMUNICATIONS STOCKS REMAIN ATTRACTIVE

As fundamental growth managers, we focus on areas of the global utilities market that we believe offer the strongest prospects for long-term growth. Although telecommunications equipment and services are two of the most attractive in our opinion, both declined in the latter half of the period, returning gains of 1999 and early 2000. Rising interest rates and profit warnings impacted the technology group as a whole. Telecommunications stocks such as wireless service provider Vodafone AirTouch (3.0% of net assets) and handset manufacturer Nokia (2.4% of net assets) grappled with fears of slower growth, competi-tive pressures and controversy regarding the viability of new generation or mobile Internet technology.

When investor sentiment turns, we rigorously re-evaluate our case for investing in specific sectors, keeping a close eye on the performance of the highest-quality companies in those industries. And if our original reasons for owning the security remain, we maintain the holding. Market fluctuations aside, we believe technology and telecommunications, especially wireless, are compelling long-term growth opportunities.

DEMAND FOR POWER EXPERIENCING RAPID GROWTH

In light of the recent declines in technology and telecommunications, few industries or countries offered either growth or stability. Even so, we found opportunity in some of the faster-growing segments of the utility industry, particularly among companies whose success is driven by the strength of multinational business rather than the state of their domestic economy. Energy, long considered a defensive play, provided a wide selection of opportunities as demand for power experienced rapid growth both here and abroad. Leading global independent power company AES (3.2% of net assets) benefited from its position as one of the lowest-cost producers. High-efficiency power producer Calpine (3.7% of net assets) advanced on its potential for superior long-term operating margins. Dynergy (3.0% of net assets) gained on the strength of its natural gas pipeline and service operations and entrepreneurial niche players Enron (3.7% of net assets) and Williams Companies (2.4% of net assets) continued to revolutionize power marketing and trading via the build-out of broadband fiber-optic networks.

AMID UNCERTAINTY, A FOCUS ON QUALITY

While slowing economic growth in the United States and improving economic conditions in Europe and Latin America bode well for global utility markets, uncertainty still looms. Although higher oil prices have rekindled the energy sector, they have also fueled inflation concerns. Slower global economic growth may help to stabilize oil prices, yet Mideast tensions could derail this development. Even in the wake of economic slowdown, the U.S. Federal Reserve has yet to declare inflation dead. Nevertheless, we continue to focus on areas of long-term growth in the global utilities industry and have positioned the Fund in what we believe are well-managed, high-quality companies capable of delivering long-term results.

/s/ Ophelia Barsketis                      /s/ Deborah A. Jansen

OPHELIA BARSKETIS and DEBORAH A.JANSEN are senior vice presidents of Colonial Management Associates, Inc. (the Advisor), and are co-managers of Liberty Newport Global Utilities Fund.

Subsequent to October 31, 2000, Charles R. Roberts and Scott Schermerhorn replaced Ophelia Barsketis and Deborah A. Jansen as co-managers of the Fund. Mr. Roberts and Mr. Schermerhorn are senior vice-presidents of the Advisor.

International investing offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by political, business and economic conditions in the countries in which it invests. Additionally, because the Fund focuses on solely utility securities, it may involve special risks due to limited diversification.

                  TOP 10 HOLDINGS AS OF 10/31/00

                  Kinder Morgan Energy Partners   3.9%
                  ------------------------------------
                  Calpine                         3.7%
                  ------------------------------------
                  Enron                           3.7%
                  ------------------------------------
                  AES                             3.2%
                  ------------------------------------
                  El Paso Energy                  3.1%
                  ------------------------------------
                  Alcatel SA                      3.1%
                  ------------------------------------
                  Scottish Power                  3.0%
                  ------------------------------------
                  Dynergy                         3.0%
                  ------------------------------------
                  Vodafone                        3.0%
                  ------------------------------------
                  Exelon                          3.0%
                  ------------------------------------

Portfolio holding breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

BOUGHT
--------------------------------------------------------------------------------
PINNACLE WEST CAPITAL CORP. (2.8% of net assets), the holding company for Arizona Public Service Company provides electricity in Arizona. Robust population growth, a growing wholesale business, excellent management and attractive valuation make this a compelling opportunity.

SOLD
--------------------------------------------------------------------------------
AT&T suffered from overall weakness in the telecommunications sector as well as deteriorating fundamentals in two of its core businesses, long distance and wireless services. We believe that ongoing competitive pressures and long-term strategic issues, as evidenced by the company's recently announced breakup plan, will cloud future growth prospects.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES 10/15/91 - 10/31/00

                           WITHOUT                 WITH
                            SALES                  SALES
                           CHARGE                  CHARGE
--------------------------------------------------------------------------------
Class A                   $27,652                  $26,062
--------------------------------------------------------------------------------
Class B                   $26,491                  $26,491
--------------------------------------------------------------------------------
Class C                   $26,505                  $26,505
--------------------------------------------------------------------------------

          VALUE OF A $10,000 INVESTMENT

          CLASS A SHARES WITH SALES CHARGE             $26,062
          ----------------------------------------------------
          CLASS A SHARES WITHOUT SALES CHARGE          $27,652
          ----------------------------------------------------
          MSCI WORLD INDEX                             $28,033
          ----------------------------------------------------
          S&P UTILITY INDEX                            $33,817
          ----------------------------------------------------

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

Share Class          (A)                   (B)                     (C)
Inception          10/15/91             3/27/95                   3/27/95
--------------------------------------------------------------------------------
               Without   With         Without   With          Without   With
                Sales    Sales         Sales    Sales          Sales    Sales
                Charge   Charge       Charge   Charge        Charge     Charge
--------------------------------------------------------------------------------
1 year           7.89%    1.69%        6.97%    2.11%        7.03%       6.06%
--------------------------------------------------------------------------------
5 years         14.66    13.31        13.78    13.54         13.79      13.79
--------------------------------------------------------------------------------
Life of Fund    11.89    11.16        11.36    11.36         11.37      11.37
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/00

Share Class          (A)                   (B)                     (C)
--------------------------------------------------------------------------------
               Without   With         Without   With          Without   With
                Sales    Sales         Sales    Sales          Sales    Sales
                Charge   Charge       Charge   Charge        Charge     Charge
--------------------------------------------------------------------------------
1 year          19.17%   12.32%       18.18%   13.18%        18.25%     17.25%
--------------------------------------------------------------------------------
5 years         15.38    14.03        14.50    14.27         14.51      14.51
--------------------------------------------------------------------------------
Life of Fund    12.45    11.71        11.93    11.93         11.93      11.93
--------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

The Fund initially commenced operations as the Liberty Financial Utilities Fund on 10/15/1991. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the Fund.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A shares were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 2000
(In thousands)


COMMON STOCKS - 96.3%                                 COUNTRY  SHARES    VALUE
-------------------------------------------------------------------------------
MANUFACTURING - 15.7%
COMMUNICATIONS EQUIPMENT - 7.0%
Ericsson LM B Shares                                             347  $  4,813
Nokia Oyj ADR                                           Fi       106     4,532
Tellabs, Inc. (a)                                                 75     3,720
                                                                      --------
                                                                        13,065
                                                                      --------
ELECTRONIC & ELECTRICAL EQUIPMENT - 3.1%
Alcatel ADR                                                       92     5,751
                                                                      --------
MISCELLANEOUS MANUFACTURING - 4.4%
Pertroleo Brasileiro S.A.                               Bz       130     3,463
Tyco International Ltd.                                           85     4,807
                                                                      --------
                                                                         8,270
                                                                      --------
TOBACCO PRODUCTS - 1.2% Grupo Carso S.A.
  Series A-1                                            Mx       703     2,183
                                                                      --------

-------------------------------------------------------------------------------
MINING & ENERGY - 3.7%
OIL & GAS FIELD SERVICES
Enron Corp.                                                       83     6,844
                                                                      --------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 76.9%
BROADCASTING - 2.8%
Grupo Televisa SA GDR (a)                                         95     5,153
                                                                      --------
COMMUNICATIONS - 1.4%
Metromedia Fiber Network, Inc.,
  Class A(a)                                                     135     2,556
                                                                      --------
ELECTRIC, GAS, & SANITARY SERVICES - 9.4%
Calpine Corp. (a)                                       Mx        88     6,970
Constellation Energy Group                                       118     4,915
Dynergy Inc.                                                     121     5,613
                                                                      --------
                                                                        17,498
                                                                      --------
ELECTRIC SERVICES - 17.2%
AES Corp. (a)                                                    107     6,040
Duke Energy Corp.                                                 63     5,428
Exelon Corp                                                       93     5,586
National Grid Group PLC                                 UK       485     4,199
Pinnacle West Capital Corp.                                      119     5,186
Scottish Power PLC                                      UK       750     5,625
                                                                      --------
                                                                        32,064
                                                                      --------
GAS SERVICES - 9.4%
El Paso Energy Corp.                                              92     5,774
Kinder Morgan Energy Partners, L.P.                              153     7,272
Williams Companies, Inc.                                         108     4,528
                                                                      --------
                                                                        17,574
                                                                      --------
TELECOMMUNICATION - 36.7%
AT&T Wireless Group (a)                                          180     4,491
BroadWing, Inc. (a)                                              131     3,712
Colt Telecom Group ADR (a)                              UK        37     4,846
China Telecom (a)                                                110     3,369
Cox Communications, Inc. Class A (a)                              94     4,133
Embratel Participacoes S.A. ADR                                  119     1,933
Korea Telecom Corp. ADR                                 Ko       125     4,591
Level 3 Communications, Inc. (a)                                  48     2,265
MCI Worldcom Inc., (a)                                            88     2,094
Qwest Communications
  International, Inc. (a)                                         98     4,751
SBC Communications, Inc., Class A                                 93     5,359
Sonera Group Oyj                                        Fi       120     2,643
Sprint Corp.                                                      98     2,496
Sprint Corp. (PCS Group) (a)                                      76     2,913
Tele Norte Leste Participacoes
  S.A. ADR                                              Bz       168     3,721
Telefonica de Espana ADR                                Sp        88     5,125
Telefonos de Mexico SA                                  Mx        43     2,303
Vodafone AirTouch PLC ADR                               UK       132     5,612
Western Wireless Corp. Class A (a)                                41     1,962
                                                                      --------
                                                                        68,319
                                                                      --------
TOTAL INVESTMENTS
  (cost of $137,000) (b)                                               179,277
                                                                      --------

SHORT-TERM OBLIGATIONS - 3.7%                                 PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd.,
  dated 10/31/00, due 11/01/00 at 6.570%,
  collateralized by U.S. Treasury notes with
  various maturities to 2024, market value $7,020
  (repurchase proceeds $6,948)                                $6,947     6,947
                                                                      --------
OTHER ASSETS & LIABILITIES, NET - (0.0)%                                   (88)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $186,136
                                                                      ========

NOTES TO INVESTMENT PORTFOLIO:

-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is $137,111.

SUMMARY OF SECURITIES BY
COUNTRY                      COUNTRY        VALUE        % OF TOTAL
-----------------------------------------------------------------------
United States                                $123,464       68.9
United Kingdom                  UK             20,282       11.3
Finland                         Fi              7,175        4.0
Mexico                          Mx             11,456        6.4
Spain                           Sp              5,125        2.9
Brazil                          Bz              7,184        4.0
Korea                           Ko              4,591        2.5
                                             --------      -----
                                             $179,277      100.0
                                             --------      -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       ACRONYM                       NAME
---------------------  ---------------------------------
         ADR             American Depositary Receipts

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000
(In thousands except for per share amounts)

ASSETS
Investments at value (cost $137,000)                                 $179,277
Short-term obligations                                                  6,947
                                                                     --------
                                                                      186,224
Receivable for:
  Dividends                                                     223
  Fund shares sold                                               12
  Interest                                                        2
Other                                                            19       256
                                                                ---  --------
  Total Assets                                                        186,480

LIABILITIES
Payable for:
  Fund shares repurchased                                       125
Accrued:
  Management fee                                                 61
  Administration fee                                             38
  Transfer agent fee                                             41
  Bookkeeping fee                                                 6
  Service fee                                                     1
Other                                                            72
                                                                ---
  Total Liabilities                                                       344
                                                                     --------
Net Assets                                                           $186,136
                                                                     --------
Net asset value & redemption price per share --
  Class A ($169,701/10,278)                                          $  16.51(a)
                                                                     --------
Maximum offering price per share --
  Class A ($16.51/0.9425)                                            $  17.52(b)
                                                                     --------
Net asset value & offering price per share --
  Class B ($15,405/940)                                              $  16.39(a)
                                                                     --------
Net asset value & offering price per share --
  Class C ($1,030/63)                                                $  16.40(a)
                                                                     --------

COMPOSITION OF NET ASSETS
Capital paid in                                                       120,381
Overdistributed net investment income                                     (15)
Accumulated net realized gain                                          23,493
Net unrealized appreciation (depreciation) on:
  Investments                                                          42,277
                                                                     --------
                                                                     $186,136
                                                                     --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 2000
(In thousands)

INVESTMENT INCOME
Dividends                                                              $  2,596
Interest (net of $96 nonreclaimable foreign taxes withheld)                 318
                                                                       --------
                                                                          2,914

EXPENSES
Management fee                                              $    813
Administrative fee                                               508
Service fee                                                      505
Distribution fee -- Class B                                       98
Distribution fee -- Class C                                        8
Transfer agent fee                                               456
Bookkeeping fee                                                   81
Registration fee                                                  65
Audit fee                                                         20
Trustees fee                                                      13
Reports to shareholders                                           16
Legal fee                                                          7
Custodian fee                                                     17
Other                                                            (81)     2,526
                                                            --------   --------
    Net Investment Income                                                   388

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                 29,019
  Foreign currency transactions                                  (82)
                                                            --------
    Net Realized Gain                                                    28,937
Net change in unrealized appreciation/depreciation
  during the period on:
  Investments                                                (14,548)
  Foreign currency transactions                                   24
                                                            --------

    Net Change in Unrealized Appreciation/Depreciation                  (14,524)
                                                                       --------
    Net Gain                                                             14,413
                                                                       --------

Increase in Net Assets from Operations                                 $ 14,801
                                                                       --------

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                 YEAR ENDED OCTOBER 31,
                                                 ----------------------
INCREASE (DECREASE) IN NET ASSETS                  2000         1999
--------------------------------------------------------------------------------

OPERATIONS:
Net investment income                            $     388    $   2,149
Net realized gain                                   28,937       18,754
Net change in unrealized appreciation/
    depreciation                                   (14,524)       9,378
                                                 ---------    ---------
    Net Increase from Operations                    14,801       30,281

DISTRIBUTIONS:
From net investment income -- Class A                 (123)      (1,671)
From net realized gains -- Class A                 (17,467)      (6,355)
From net investment income -- Class B                   (5)         (18)
From net realized gains -- Class B                    (786)        (199)
From net investment income -- Class C                  (a)           (3)
From net realized gains -- Class C                    (119)         (38)
                                                 ---------    ---------
                                                    (3,700)      21,997
                                                 ---------    ---------

FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                 26,300        5,807
Value of distributions reinvested -- Class A        17,045        7,677
Cost of shares repurchased -- Class A              (45,445)     (25,660)
                                                 ---------    ---------
                                                    (2,100)     (12,176)
                                                 ---------    ---------
Receipts for shares sold -- Class B                 10,677        3,058
Value of distributions reinvested -- Class B           750          194
Cost of shares repurchased -- Class B               (2,610)      (1,349)
                                                 ---------    ---------
                                                     8,817        1,903
                                                 ---------    ---------
Receipts for shares sold -- Class C                    387          150
Value of distributions reinvested -- Class C           110           38
Cost of shares repurchased -- Class C                 (684)         (99)
                                                 ---------    ---------
                                                      (187)          89
                                                 ---------    ---------
    Net Increase (Decrease) from Fund Share
        Transactions                                 6,530      (10,184)
                                                 ---------    ---------
    Total Increase                                   2,830       11,813

NET ASSETS
Beginning of period                                183,306      171,493
                                                 ---------    ---------
End of period (net of overdistributed
  and including undistributed net
  investment income of $15 and $332,
  respectively)                                  $ 186,136    $ 183,306
                                                 ---------    ---------

NUMBER OF FUND SHARES
Sold -- Class A                                      1,497          362
Issued for distributions reinvested -- Class A       1,001          493
Repurchased -- Class A                              (2,575)      (1,598)
                                                 ---------    ---------
                                                       (77)        (743)
                                                 ---------    ---------
Sold -- Class B                                        593          190
Issued for distributions reinvested -- Class B          44           13
Repurchased -- Class B                                (148)         (84)
                                                 ---------    ---------
                                                       489          119
                                                 ---------    ---------
Sold -- Class C                                         22            9
Issued for distributions reinvested -- Class C           6            3
Repurchased -- Class C                                 (36)          (6)
                                                 ---------    ---------
                                                        (8)           6
                                                 ---------    ---------

(a) Round to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(October 31, 2000)

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Liberty Newport Global Utilities Fund (formerly Colonial Global Utilities Fund) (the Fund), a series of Liberty Funds Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth of capital and income. On February 26, 1999, LFC Utilities Trust (the Portfolio) collapsed into Global Utilities Fund (the Fund) therefore terminating their master/feeder structure. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased, Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income, and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Stein Roe & Farnham Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.40% annually of the Fund's average net assets.

ADMINISTRATOR FEE
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services and office facilities for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Administrator provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

    Average Net Assets                                       Annual Fee Rate
    ------------------                                       ---------------
    First $50 million                                          No charge
    Next $950 million                                             0.035%
    Next $1 billion                                               0.025%
    Next $1 billion                                               0.015%
    Over $3 billion                                               0.001%

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provided shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and received reimbursement for certain out of pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. During the year ended October 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $17,039 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $10,970, $27,364 and $195 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended October 31, 2000, purchases and sales of investments, other than short-term obligations, were $123,881,949 and $134,850,767 respectively.

Unrealized appreciation (depreciation) at October 31, 2000, based on cost of investments for federal income tax purposes was approximately:

    Gross unrealized appreciation                               $52,716,000
    Gross unrealized depreciation                               (10,550,000)
                                                                -----------
        Net unrealized appreciation                             $42,166,000
                                                                -----------

OTHER
The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified.

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 3313% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 12 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 12 of 1%. There were no borrowings under the line of credit during the year ended October 31, 2000

-------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                            YEAR ENDED OCTOBER 31, 2000
                                                   ---------------------------------------------
                                                     CLASS A            CLASS B        CLASS C
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     16.850     $     16.840    $     16.840
                                                   ------------     ------------    ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                          0.043           (0.089)         (0.090)
Net realized and unrealized gain                          1.337            1.324           1.335
                                                   ------------     ------------    ------------
    Total from Investment Operations                      1.380            1.235           1.245
                                                   ------------     ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               (0.012)          (0.007)         (0.007)
From net realized gains                                  (1.708)          (1.678)         (1.678)
                                                   ------------     ------------    ------------
    Total Distributions Declared to Shareholders         (1.720)          (1.685)         (1.685)
                                                   ------------     ------------    ------------
NET ASSET VALUE, END OF PERIOD                     $     16.510     $     16.390    $     16.400
                                                   ------------     ------------    ------------
Total return (b)                                           7.89%            6.97%           7.03%
                                                   ------------     ------------    ------------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)(d)                                            1.23%            1.98%           1.98%
Net investment income (loss) (c)(d)                        0.20%           (0.55)%         (0.55)%
Portfolio turnover                                           63%              63%             63%
Net assets at end of period (000)                  $    169,701     $     15,405    $      1,030

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d)During the year ended October 31, 2000, the Fund experienced a one-time reduction in its expenses of
   0.04% as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the year without the reduction.

-----------------------------------------------------------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, THE FUND EARNED $29,145,084 OF
LONG-TERM CAPITAL GAINS.
------------------------------------------------------------------------------------------------------------------------------------

                                      YEAR ENDED OCTOBER 31, 1999                            YEAR ENDED OCTOBER 31, 1998
                              --------------------------------------------        -------------------------------------------------
                                CLASS A          CLASS B         CLASS C            CLASS A           CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $  14.920        $  14.910       $  14.920          $  13.720         $  13.720      $  13.720
                                ---------        ---------       ---------          ---------         ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (a)(b)        0.195            0.075           0.075              0.234             0.123          0.123
Net realized and unrealized
  gain                              2.470            2.479           2.469              2.134             2.124          2.134
                                ---------        ---------       ---------          ---------         ---------      ---------
    Total from Investment
      Operations                    2.665            2.554           2.544              2.368             2.247          2.257
                                ---------        ---------       ---------          ---------         ---------      ---------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS
From net investment income         (0.155)          (0.044)         (0.044)            (0.248)           (0.137)        (0.137)
From net realized gains            (0.580)          (0.580)         (0.580)            (0.920)           (0.920)        (0.920)
                                ---------        ---------       ---------          ---------         ---------      ---------
  Total Distributions Declared
    to Shareholders                (0.735)          (0.624)         (0.624)            (1.168)           (1.057)        (1.057)
                                ---------        ---------       ---------          ---------         ---------      ---------
NET ASSET VALUE,
  END OF PERIOD                 $  16.850        $  16.840       $  16.840          $  14.920         $  14.910      $  14.920
                                ---------        ---------       ---------          ---------         ---------      ---------
Total return (c)                   18.31%           17.50%          17.42%             18.09%            17.12%         17.20%
                                ---------        ---------       ---------          ---------         ---------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (b)(d)                     1.33%            2.08%           2.08%              1.30%             2.05%          2.05%
Net investment income (b)(d)        1.21%            0.46%           0.46%              1.58%             0.83%          0.83%
Portfolio turnover                    43%              43%             43%                48%(e)            48%(e)         48%(e)
Net assets at end of
  period (000)                  $ 174,521        $   7,594       $   1,191          $ 165,566         $   4,957      $     970

(a) Per share data was calculated using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Portfolio turnover disclosed is for LFC Utilities Trust.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                      YEAR ENDED OCTOBER 31, 1997                            YEAR ENDED OCTOBER 31, 1996
                              --------------------------------------------        -------------------------------------------------
                                CLASS A          CLASS B         CLASS C(a)         CLASS A           CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $  12.000        $  12.010       $  12.000          $  11.080         $  11.080      $  11.080
                                ---------        ---------       ---------          ---------         ---------      ---------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (b)(c)        0.328            0.225           0.225              0.427             0.340          0.340
Net realized and unrealized
  gain                              1.740            1.732           1.742              0.878             0.889          0.879
                                ---------        ---------       ---------          ---------         ---------      ---------
    Total from Investment
      Operations                    2.068            1.957           1.967              1.305             1.229          1.219
                                ---------        ---------       ---------          ---------         ---------      ---------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS
From net investment income         (0.348)          (0.247)         (0.247)            (0.385)           (0.299)        (0.299)
                                ---------        ---------       ---------          ---------         ---------      ---------
NET ASSET VALUE,
  END OF PERIOD                 $  13.720        $  13.720       $  13.720          $  12.000         $  12.010      $  12.000
                                ---------        ---------       ---------          ---------         ---------      ---------
Total return (c)                   17.40%           16.43%          16.53%             11.99%            11.25%         11.16%
                                ---------        ---------       ---------          ---------         ---------      ---------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)(e)                     1.31%            2.06%           2.06%              1.38%             2.13%          2.13%
Net investment income (c)(e)        2.46%            1.71%           1.71%              3.70%             2.95%          2.95%
Portfolio turnover (f)                48%              48%             48%                34%               34%            34%
Net assets at end of
  period (000)                  $ 162,267        $   3,243       $     818          $ 169,840         $   1,538      $     584

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) Portfolio turnover disclosed is for LFC Utilities Trust.

REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES OF LIBERTY FUNDS TRUST III AND THE SHAREHOLDERS OF LIBERTY NEWPORT GLOBAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport Global Utilities Fund (the "Fund") (formerly Colonial Global Utilities Fund), a series of Liberty Funds Trust III, at October 31, 2000, the results of its operations, the changes in its net assets the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2000 by correspondence with the custodian provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2000

TRUSTEES & TRANSFER AGENT

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer,Shore Bank &Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney,Kramer,Levin, Naftalis &Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President -Operations,The Rockport
Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer,U.S.Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp.and President of Itek Optical &Electronic Industries,Inc.)

WILLIAM E. MAYER

Partner,Park Avenue Equity Partners (formerly Dean,College of Business and Management, University of Maryland;Dean,Simon Graduate School of
Business,University of Rochester; Chairman and Chief Executive Officer,CS First Boston Merchant Bank;and President and Chief Executive Officer,The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros.Co.)

JOHN J. NEUHAUSER

Academic Vice President and Dean of Faculties, Boston College (formerly Dean,Boston College School of Management)

JOSEPH R. PALOMBO

Chief Operations Officer,Mutual Funds, Liberty Financial
Companies,Inc.,Executive Vice President and Director of Colonial Management Associates,Inc.and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group -Boston and Chief Operating Officer,Putnam Mutual Funds)

THOMAS E. STITZEL

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance,College of Business,Boise State University)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry,and President, Applications Solutions Division,IBM Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Newport Global Utilities Fund is:

Liberty Funds Services,Inc.
P.O.Box 1722
Boston,MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address.If you would like more than one report,please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Global Utilities Fund.This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges,investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

ANNUAL REPORT:
LIBERTY NEWPORT GLOBAL UTILITIES FUND

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CHOOSE LIBERTY
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BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

-------------------------------------------------------------------------------
                                  L I B E R T Y
                                 -----------------
                                         F U N D S
-------------------------------------------------------------------------------
ALL-STAR Institutional money management approach for individual investors.
-------------------------------------------------------------------------------
COLONIAL Fixed income and value style equity investing.
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CRABBE
HUSON A contrarian approach to fixed income and equity investing.
-------------------------------------------------------------------------------
NEWPORT    A leader in international investing.(SM)
-------------------------------------------------------------------------------
STEIN ROE
ADVISOR Innovative solutions for growth and income investing.
-------------------------------------------------------------------------------
KEYPORT
[graphic   A leading provider of innovative annuity products.
 omitted]
-------------------------------------------------------------------------------
            Liberty's mutual funds are offered by prospectus through Liberty
                        Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY NEWPORT GLOBAL UTILITIES FUND      ANNUAL REPORT
-------------------------------------------------------------------------------

[Graphic
 Omitted]  L I B E R T Y
           -----------------
                   F U N D S
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR



                    Liberty Funds Distributor, Inc. (C)2000
                    One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
                    www.libertyfunds.com


                                               733-02/694D-1100 (12/00) 00/2271